                                                                   EXHIBIT 10.52

                          AMENDMENT TO CREDIT AGREEMENT

         THIS Amendment to Credit Agreement (this "AMENDMENT") dated April 2, 2004, is between ALLIS CHALMERS CORPORATION, a Delaware corporation (hereinafter referred to as "BORROWER") and WELLS FARGO ENERGY CAPITAL, INC. ("LENDER").

                                    RECITALS:

         A. Lender and Borrower entered into that certain Credit Agreement dated as of February 1, 2002 (as amended, the "AGREEMENT), in conjunction with that certain senior secured credit facility from Wells Fargo Credit Inc. ("SENIOR LENDER") to STRATA Directional Technology, Inc. ("STRATA") and certain senior secured credit facility from Senior Lender to Jens' Oil Field Service, Inc. ("JENS", Jens and Strata are herein sometimes collectively, "GUARANTORS") each dated February 1, 2002, as same have been amended from time to time (collectively, the "SENIOR CREDIT FACILITY").

         B. Senior Lender has agreed to enter into amendments under each Senior Credit Facility with each of Jens and Strata dated as of the same effective date of this Amendment (collectively, the "SENIOR LOAN AMENDMENTS").

         C. Borrower's defaults under the Senior Credit Facility as more particularly described under the Senior Loan Amendments have caused an Event of Default under the Agreement (the "DESIGNATED DEFAULT").

         D. Borrower has requested that Lender, among other things, waive the Designated Default, agree to extend the Maturity Date under the Agreement and consent to the amendments to the Senior Credit Facility as set forth in the Senior Loan Amendments, including extending the maturity of the Senior Credit Facility to February 1, 2006. Lender has agreed to do so, subject to the terms and conditions contained herein.

         E. Borrower and Lender now desire to enter into this Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. Except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms set forth in the Agreement shall remain unchanged except as otherwise specifically provided in this Amendment. It is hereby confirmed that the term "AGREEMENT" includes the Agreement as amended by this Amendment.

                                    ARTICLE 2

                              AMENDMENTS AND WAIVER

         Section 2.1 AMENDMENT TO SECTION 1.01. Effective as of the date hereof,
Section 1.01 of the Agreement is hereby amended to delete the existing subsection (b) and insert in lieu thereof subsection (b) as follows:

                  "(b) VOLUNTARY REPAYMENT. Interest shall be due and payable as provided in the Note. Notwithstanding any provisions in the Term Note to the contrary, the outstanding principal under the Term Note shall be due and payable in installments as follows:
                  (i) $400,000 on April ___, 2004, (ii) $25,000 on the first day of each month until the Maturity Date, commencing May 1, 2004, and (iii) the final payment shall be due and payable on January 31, 2006 (the "MATURITY DATE"), in an amount equal to the unpaid principal balance of the Term Note as of such date, together with all accrued but unpaid interest and outstanding expenses."

         Section 2.2 WAIVER OF DEFAULT. Borrower is in default of the following provision of the Credit Agreement (the "DESIGNATED DEFAULT"): Subsection 6.01(i) with respect to cross-default to the Senior Credit Facility. Upon the terms and subject to the conditions set forth in this Amendment, Lender hereby waives the Designated Default. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle Borrower to any other or further waiver in any similar or other circumstances.

         Section 2.3 NO WAIVER OF RIGHTS. Acceptance by Lender of any payments or property hereunder or waiver by Lender of the Designated Default pursuant to the terms of this Amendment shall not be construed to be a waiver of any other default or a waiver of any rights of Lender against Borrower in accordance with the Agreement, or any other Loan Documents. Borrower acknowledges and agrees that Lender shall retain all remedies and rights of default and shall be permitted to exercise and enforce such rights and remedies as provided in the Agreement.

         Section 2.4 LIMITED SCOPE OF AGREEMENT. Except as otherwise expressly set forth herein, all obligations of Borrower under the Agreement shall remain in full force and effect as written and shall be enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally. Borrower acknowledges and agrees that, except as specifically set forth in SECTION 2.2, Lender has not waived any defaults or agreed to forbear from exercising or enforcing any rights or remedies it may have as a result of any other failure by Borrower to comply fully with the Agreement or the terms of this Amendment.

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         Section 2.5 COMPLIANCE WITH EXISTING LOAN DOCUMENTS; ADDITIONAL
COVENANTS. Unless expressly modified or amended herein, Borrower shall comply with, and shall continue to be bound by, each of the terms and provisions contained in the Agreement. In addition, Borrower shall comply with, and shall be bound by, each of the terms and provisions contained herein.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Amendment Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted, waived or amended by this Amendment.

         Section 3.2 ACKNOWLEDGMENT OF INDEBTEDNESS. Borrower acknowledges that it is indebted to Lender under the Term Note. The Indebtedness is due and owing by Borrower pursuant to the terms of the Agreement as amended by this Amendment without offset, defense or counterclaim.

         Section 3.3 COMPLIANCE WITH OBLIGATIONS. Except for the Designated Default, Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by Borrower prior to or at the time of delivery of this Amendment.

Section 3.4 DEFAULTS. Except for the Designated Default, there exists, and after giving effect to this Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under either the Agreement or the Senior Credit Facility, Seller's Indebtedness, or any loan agreement, note agreement, or trust indenture to which Borrower is a party.

                                    ARTICLE 4

                                   CONDITIONS

         Lender has relied upon the representations and warranties contained in this Amendment in agreeing to the amendments to the Agreement set forth herein and the amendments to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of Borrower made or referred to herein, to the performance by Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this Amendment, except to the extent waived herein, and to the following further conditions:

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         Section 4.1 AMENDMENT DOCUMENTS. This Amendment shall be fully executed. Senior Lender shall have entered into a consent to this Amendment consenting to the terms as provided under this Amendment. Guarantors shall have executed the Acknowledgement and Agreement of Guarantors set forth at the end of this Amendment.

         Section 4.2 PAYMENT OF OUTSTANDING INTEREST. Borrower shall pay contemporaneously herewith a principal prepayment in the amount of $400,000, plus all outstanding interest due and payable plus all of Lender's reasonable legal fees up through execution hereof associated with the Agreement and the preparation of this Amendment.

         Section 4.3 OFFICER'S CERTIFICATE. Lender shall have received a certificate of the officers of Borrower setting forth (i) resolutions of its board of directors in form and substance satisfactory Lender authorizing Borrower to execute this Amendment and such other documents to which it is a party, and (ii) specimen signatures of the officers so authorized.

         Section 4.4 EQUITY INVESTMENT. Lender shall have received satisfactory evidence of the sale of new equity in Borrower and receipt of an aggregate sales price of $2,000,000.

         Section 4.5 SENIOR LOAN AMENDMENTS. Senior Lender, Jens and Strata shall have entered into the Senior Loan Amendments on terms satisfactory to Lender and all conditions precedent to effectiveness thereunder shall be completed.

         Section 4.6 AMENDED SECURITY DOCUMENTS. On or before October 1, 2004, Borrower shall cause Jens to enter into an amendment to the Pledge of Machinery and Equipment with Lender and Senior Lender to reflect the new maturity date of obligations under the Senior Loan Agreements and of this Agreement and take such further action as may be necessary to file and perfect such amendments with the proper authorities in Mexico.

         Section 4.7 ADDITIONAL DOCUMENTATION. Borrower shall deliver to Lender such additional approvals, opinions or documents as Lender may reasonably require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this Amendment (including, without limitation, the Term Note), whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment.

         Section 5.3 RELEASE. Borrower and each Guarantor, by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporation, subsidiary corporations, affiliated


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

corporations, insurers, indemnitors, successors and assigns thereof, together with all present and former directors, officers agents and employees of any of the foregoing, from any and all claims, demands or causes of actions of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter or cause whatsoever arising prior to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured, or known or unknown.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.6 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


        [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURE
                               PAGES TO FOLLOW.]



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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 2ND day of April, 2004.


                                          LENDER:

                                          WELLS FARGO ENERGY CAPITAL, INC.,


                                          By:    /S/ CLAYTON TAYLOR
                                                 ------------------------------
                                          Name:  Clayton Taylor
                                          Title: Assistant Vice President






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

                                      BORROWER:

                                      ALLIS-CHALMERS CORPORATION


                                      By:   /S/ MUNAWAR H. HIDAYATALLAH
                                            ---------------------------
                                            Munawar H. Hidayatallah
                                            Chairman and Chief Executive Officer

                   ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTORS

         The undersigned, each a guarantor of the indebtedness of Allis Chalmers, Inc. ("Borrower") to Wells Fargo Energy Capital, Inc. ("Lender") pursuant to separate Guaranties each dated as of February 1, 2002 (each a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment, (ii) consents to the terms (including without limitation the extension of maturity of the Term Note and obligation to file amendments to the Pledge of Machinery and Equipment set forth in the Amendment) and execution thereof; (iii) reaffirms its obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that Lender may amend, restate, extend renew or otherwise modify the Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of Borrower's present and future indebtedness to the Lender.

                                    STRATA Directional Technology, Inc.,
                                    a Texas corporation


                                    By:   /S/ MUNAWAR H. HIDAYATALLAH
                                          ---------------------------
                                          Munawar H. Hidayatallah
                                          Chairman and Chief Executive Officer



                                    GUARANTOR:
                                    Jens' Oil Field Service, Inc.,
                                    a Texas corporation


                                    By:   /S/ MUNAWAR H. HIDAYATALLAH
                                          ---------------------------
                                          Munawar H. Hidayatallah
                                          Chairman and Chief Executive Officer


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